UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09761
Direxion Insurance Trust
(Exact name of registrant as specified in charter)
33 Whitehall Street, 10th Floor
New York, NY 10004
(Address of principal executive offices) (Zip code)
Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, NY 10004
(Name and address of agent for service)
646-572-3390
Registrant’s telephone number, including area code
Date of fiscal year end: December 31, 2008
Date of reporting period: December 31, 2008

 Item 1:  Report to Stockholders

ANNUAL REPORT DECEMBER 31, 2008

Evolution VP Managed Bond Fund
Evolution VP All-Cap Equity Fund

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

Letter to Shareholders	2

Performance Summary	3

Expense Example	5

Allocation of Portfolio Holdings	6

Schedule of Investments	7

Financial Statements	12

Financial Highlights	15

Notes to the Financial Statements	16

Report of Independent Registered Public Accounting Firm	23

Additional Information	24

Information on Board of Trustees and Officers	25

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Evolution VP Funds covers the annual period of January 1, 2008 to December 31, 2008 (the “Annual Period”). The Evolution VP Managed Bond Fund (the “Managed Bond Fund”) and the Evolution VP All-Cap Equity Fund (the “All-Cap Equity Fund”) investment objectives are to seek high appreciation on an annual basis consistent with a high tolerance for risk. Flexible Plan Investments, Ltd. (the “Sub-Advisor”), serves as the sub-advisor to the Evolution Funds. During the Annual Period, the S&P 500 Index returned −37% on a total return basis. Increased volatility, erratic energy and commodity prices, decreased consumer confidence, problems in the financial system, and the potential failure of U.S. Auto Industry have all negatively affected U.S. Equities. During the Annual Period, U.S. equities declined in the first 3 months, rallied in April and May and then fell sharply in from June through December. Bonds fared better than stocks with the Barclays Aggregate Bond Index (formerly Lehman Aggregate Bond Index) rising 5.24% during the Annual Period. For the Annual Period, the Managed Bond Fund returned 3.15%, on a total return basis, compared with a return of 5.24% for the Barclays Aggregate Bond Index. For the Annual Period, the All-Cap Equity Fund returned −26.37%, on a total return basis, compared with the S&P 500 Index return of −37%.

Additionally, the All-Cap Equity Fund was awarded a 5-star rating by independent data and research firm Morningstar*.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Sincerely,

Daniel O’Neill	Jerry Wagner
Direxion Funds	Flexible Plan Investments, Ltd.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the Evolution VP Managed Bond Fund and Evolution VP All-Cap Equity Fund is 2.00% and 2.00%, respectively, net of any fee, waivers or expense reimbursements.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. Investors considering an investment may obtain a prospectus by calling 1-800-851-0511. Investors should read the prospectus carefully for more complete information, including charges, expenses, objectives, and additional risks, before investing.

* Five-Star rating is out of 415 funds in the Mid-Cap Blend Category as of 11-30-2008.

Distributed by: Rafferty Capital Markets, LLC
Date of First Use: February 27, 2009

Evolution VP Managed Bond Fund
July 1, 20041 - December 31, 2008

	Average Annual Total Return[3]
			Since
	1 Year	3 Year	Inception[1]

Evolution VP Managed Bond Fund	3.15%	2.17%	1.31%
Barclays Capital Aggregate Bond Index[2]	5.24%	5.51%	5.08%
Lipper High Yield Bond Fund Index	(28.84)%	(7.15)%	(2.39)%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital Aggregate Bond Index and the Lipper High Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC, reimbursed fees for various expenses. Had these reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance; past performance does not guarantee future results.

Market Exposure

%
Investment Type	of Net Assets

Investment Companies	100.4%

Total Exposure	100.4%

“Market Exposure” includes the value of total investments (including the notional value and any upfront payments of swaps) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations was July 1, 2004.
[2]	Formerly Lehman Aggregate Bond Index.
[3]	As of December 31, 2008.

DIREXION EVOLUTION VP FUNDS  3

Evolution VP All-Cap Equity Fund
July 1, 20041 - December 31, 2008

	Average Annual Total Return[2]
			Since
	1 Year	3 Year	Inception[1]

Evolution VP All-Cap Equity Fund	(26.37)%	(5.06)%	(0.24)%
S&P 500 Index	(37.00)%	(8.36)%	(2.93)%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC, reimbursed fees for various expenses. Had these reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance; past performance does not guarantee future results.

Market Exposure

%
Investment Type	of Net Assets

Common Stock	71.6%
Investment Companies	1.0%
Futures Contracts	(46.0)%

Total Exposure	26.6%

“Market Exposure” includes the value of total investments (including the notional value and any upfront payments of swaps) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations was July 1, 2004.
[2]	As of December 31, 2008.

4  DIREXION EVOLUTION VP FUNDS

Expense Example
December 31, 2008 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2008 — December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION EVOLUTION VP FUNDS  5

Expense Example Tables
December 31, 2008 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	July 1, 2008	December 31, 2008	Period[2]

Evolution VP Managed Bond Fund
Based on actual fund return	2.00%	$1,000.00	$1,031.00	$10.21
Based on hypothetical 5% return	2.00%	1,000.00	1,015.08	10.13
Evolution VP All-Cap Equity Fund
Based on actual fund return	2.00%	1,000.00	775.77	8.93
Based on hypothetical 5% return	2.00%	1,000.00	1,015.08	10.13

[1]	Annualized ratio of net expenses incurred in the most recent fiscal half-year.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 366.

Allocation of Portfolio Holdings
December 31, 2008 (Unaudited)

				Investment
	Cash*		Common Stock	Companies	Futures**

Evolution VP Managed Bond Fund	0	%***	—	100%	—
Evolution VP All-Cap Equity Fund	28%		72%	1%	(1)%

*	Cash, cash equivalents and other assets less liabilites.
**	Allocated by unrealized appreciation/depreciation.
***	Percentage is less than 0.5%.

6  DIREXION EVOLUTION VP FUNDS

Evolution VP Managed Bond Fund
Schedule of Investments
December 31, 2008

Shares		Value

INVESTMENT COMPANIES - 100.4%
4,626	Alliance World Dollar Government Fund II	$35,204
5,839	BlackRock Corporate High Yield Fund VI	36,611
3,834	BlackRock Floating Rate Income Strategy Fund	33,586
5,353	BlackRock Preferred Income Strategies Fund	34,848
3,332	Evergreen Multi-Sector Income Fund	33,986
8,389	iShares Barclays 1-3 Year Treasury Bond Fund	710,196
767	iShares Barclays 1-3 Yr Credit Bond Fund	77,344
9,327	iShares Barclays 20+ Year Treasury Bond Fund	1,113,178
3,850	iShares Barclays 3-7 Yr Treasury Bond Fund	444,944
15,966	iShares Barclays 7-10 Year Treasury Bond Fund	1,573,130
15,433	iShares Barclays Aggregate Bond Fund	1,603,180
4,956	iShares Barclays MBS Bond Fund	519,934
1,806	iShares Barclays Short Treasury Bond	199,364
5,298	iShares GS $InvesTop Corporate Bond Fund	538,542
3,323	iShares S&P National Municipal Bond Fund	330,639
6,461	MFS Charter Income Trust	47,424
5,746	MFS Government Markets Income Trust	45,393
5,745	MFS Intermediate Income Trust	35,906
9,090	Putnam Premier Income Trust	35,178
2,172	SPDR Barclays Capital 1-3 Month T-Bill Fund	99,478
7,923	SPDR Barclays Capital International Treasury Bond Fund	431,011
4,053	Templeton Emerging Markets Income Fund	37,044
34,570	Vanguard Total Bond Market ETF	2,737,944
3,077	Western Asset Emerging Market Debt Fund	38,740
7,207	Western Asset High Income Fund II	36,395
3,406	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	35,729

	TOTAL INVESTMENT COMPANIES (Cost $10,076,809)	$10,864,928
SHORT TERM INVESTMENTS - 4.6%
MONEY MARKET FUNDS - 4.6%
132,379	AIM Liquid Assets Portfolio Fund(a)	132,379
132,378	AIM STIT-STIC Prime Portfolio	132,378
97,136	Federated Prime Obligations Fund	97,136
132,378	Fidelity Institutional Money Market Portfolio	132,378

	TOTAL SHORT TERM INVESTMENTS (Cost $494,271)	$494,271

	TOTAL INVESTMENTS (Cost $10,571,080) - 105.0%	$11,359,199
	Liabilities in Excess of Other Assets - (5.0)%	(541,018)

	TOTAL NET ASSETS - 100.0%	$10,818,181

Percentages are stated as a percent of net assets.

(a) Non Income Producing

The accompanying notes are an integral part of these financial statements.
7  DIREXION EVOLUTION VP FUNDS

Evolution VP All-Cap Equity Fund
Schedule of Investments
December 31, 2008

Shares		Value

COMMON STOCKS - 71.6%
Aerospace & Defense - 2.5%
13,464	BE Aerospace, Inc.(a)	$103,538
1,103	Ceradyne, Inc.(a)	22,402
621	General Dynamics Corp.	35,763
844	Goodrich Corp.	31,245
3,373	Kaman Corp.	61,152
847	L-3 Communications Holdings, Inc.	62,492
1,712	Teledyne Technologies, Inc.(a)	76,270

		392,862

Auto Components - 0.3%
1,646	BorgWarner, Inc.	35,833
400	Wabco Holdings, Inc.(a)	6,316

		42,149

Automobiles - 0.1%
341	Honda Motor Co. Ltd. ADR	7,277
112	Toyota Motor Corp. ADR	7,329

		14,606

Beverages - 0.2%
860	Hansen Natural Corp.(a)	28,836

Biotechnology - 1.0%
2,184	Gilead Sciences, Inc.(a)	111,690
342	United Therapeutics Corp.(a)	21,392
2,166	ViroPharma, Inc.(a)	28,201

		161,283

Capital Markets - 1.3%
1,365	Ameriprise Financial	31,886
1,346	The Charles Schwab Corp.	21,765
1,261	Greenhill & Co., Inc.	87,980
3,928	Knight Capital Group, Inc. - Class A(a)	63,437

		205,068

Chemicals - 2.5%
3,555	Balchem Corp.	88,555
2,533	Celanese Corp.	31,485
573	CF Industries Holdings, Inc.	28,169
216	Ecolab, Inc.(a)	7,592
239	Methanex Corp.(a)	2,686
1,588	Monsanto Co.	111,716
190	Mosaic Co.(a)	6,574
878	NewMarket Corp.	30,651
397	Terra Industries, Inc.(a)	6,618
748	Terra Nitrogen Co. L.P.	70,881

		384,927

Commercial Banks - 7.0%
296	Associated Banc-Corp	6,195
639	Banco Itau Holding Financeira S.A.	7,412
2,274	Bank of Hawaii Corp.	102,717
4,919	BB&T Corp.	135,076
427	Cullen/Frost Bankers, Inc.	21,640
388	First Financial Bankshares, Inc.	21,422
8,052	Hudson City Bancorp, Inc.	128,510
278	KB Financial Group, Inc. ADR(a)	7,284
2,214	M&T Bank Corp.	127,106
437	National Penn Bancshares, Inc.	6,341
Commercial Banks (continued)
16,124	Regions Financial Corp.	128,347
460	TCF Financial Corp.	6,284
5,137	U.S. Bancorp	128,476
4,376	Wells Fargo & Co.	129,004
5,318	Zions Bancorporation	130,344

		1,086,158
Commercial Services & Supplies - 1.7%
1,184	Huron Consulting Group, Inc.(a)	67,808
332	Layne Christensen Co.(a)	7,971
926	Manpower, Inc.	31,475
1,437	Multi Color Corp.	22,733
11,039	The Standard Register Co.	98,578
99	Strayer Education, Inc.	21,227
161	Watson Wyatt Worldwide, Inc. - Class A(a)	7,699

		257,491

Communications Equipment - 1.6%
1,706	Cisco Systems, Inc.(a)	27,808
2,074	Comtech Telecommunications Corp.(a)	95,030
3,702	Corning, Inc.	35,280
463	Nokia Corp. ADR	7,223
1,672	Research In Motion Ltd.(a)	67,850
951	Telefonaktiebolaget LM Ericsson ADR	7,427

		240,618

Computers & Peripherals - 1.5%
323	Apple Computer, Inc.(a)	27,568
3,041	Hewlett-Packard Co.	110,358
8,349	Western Digital Corp.(a)	95,596

		233,522

Construction & Engineering - 0.4%
278	EMCOR Group, Inc.(a)	6,236
166	Fluor Corp.(a)	7,448
1,326	Foster Wheeler Ltd.(a)	31,002
438	Jacobs Engineering Group, Inc.(a)	21,068

		65,754

Diversified Consumer Services - 0.1%
133	New Oriental Education & Technology Group, Inc. ADR(a)	7,303

Diversified Financial Services - 0.9%
37	CME Group, Inc.(a)	7,700
5,033	NYSE Euronext	137,804

		145,504

Electric Utilities - 1.1%
1,086	Ameren Corp.	36,120
533	Companhia Energetica de Minas Gerais	7,324
3,409	The Southern Co.	126,133

		169,577

Electrical Equipment - 1.4%
1,659	Arrow Electronics, Inc.(a)	31,256
416	Avnet, Inc.(a)	7,575
1,913	Dolby Laboratories, Inc.(a)	62,670

The accompanying notes are an integral part of these financial statements.
8  DIREXION EVOLUTION VP FUNDS

Evolution VP All-Cap Equity Fund
Schedule of Investments
December 31, 2008

Shares		Value

Electrical Equipment (continued)
209	Emerson Electric Co.(a)	$7,652
686	Flir Systems, Inc.(a)	21,046
1,133	II-VI, Inc.(a)	21,629
955	Regal-Beloit Corp.	36,280
1,303	Thomas & Betts Corp.(a)	31,298

		219,406

Energy Equipment & Services - 1.8%
984	Baker Hughes, Inc.	31,557
773	ENSCO International, Inc.	21,945
1,987	Halliburton Co.	36,124
1,946	Helmerich & Payne, Inc.	44,272
1,181	National-Oilwell, Inc.(a)	28,864
985	Noble Corp.	21,759
732	Oceaneering International, Inc.(a)	21,330
183	Schlumberger Ltd.(a)	7,746
664	Transocean Ltd.(a)	31,374
820	Unit Corp.(a)	21,910
716	Weatherford International Ltd.(a)	7,747

		274,628

Food Products - 3.0%
190	Cal-Maine Foods, Inc.(a)	5,453
4,753	Corn Products International, Inc.	137,124
3,919	General Mills, Inc.	238,079
136	Nash Finch Co.	6,105
1,174	Ralcorp Holdings, Inc.(a)	68,562

		455,323

Freight & Logistics - 1.4%
527	C.H. Robinson Worldwide, Inc.	29,001
127	Dryships, Inc.(a)	1,354
5,417	Eagle Bulk Shipping, Inc.	36,944
2,007	Expeditors International of Washington, Inc.	66,773
2,820	Genco Shipping & Trading Ltd.	41,736
657	TBS International Limited(a)	6,589
2,680	Teekay Tankers Ltd.	34,036

		216,433

Health Care Equipment & Supplies - 2.9%
2,083	Baxter International, Inc.	111,628
1,741	Haemonetics Corp.(a)	98,367
810	Immucor, Inc.(a)	21,530
1,120	Kensey Nash Corp.(a)	21,739
4,224	Mine Safety Appliances Co.	100,996
2,194	Stryker Corp.	87,650

		441,910

Health Care Providers & Services - 1.4%
483	Almost Family, Inc.(a)	21,725
2,485	Bio-Reference Labs, Inc.(a)	65,181
196	Chemed Corp.(a)	7,795
2,746	Humana, Inc.(a)	102,371
299	Landauer, Inc.	21,917

		218,989

Health Care Technology - 0.1%
197	Cerner Corp.(a)	7,574
519	HLTH Corporation(a)	5,429

		13,003

Hotels Restaurants & Leisure - 1.2%
2,600	CEC Entertainment, Inc.(a)	63,050
317	Ctrip.com International Ltd. ADR	7,545
1,802	McDonald’s Corp.	112,066

		182,661

Household Durables - 0.6%
4,842	Garmin Ltd.(a)	92,821

Household Products - 2.0%
1,647	Colgate-Palmolive Co.	112,885
894	Chattem, Inc.(a)	63,948
2,404	Kimberly-Clark Corp.	126,787

		303,620

Industrial Conglomerates - 1.4%
1,946	3M Co.	111,973
1,526	Carlisle Cos., Inc.	31,588
2,784	Raven Industries, Inc.	67,094

		210,655

Industrial & Construction Supplies - 0.9%
1,859	Applied Industrial Technologies, Inc.	35,172
957	Greif, Inc.	31,992
225	MSC Industrial Direct Co., Inc. - Class A(a)	8,287
1,997	NCI Building Systems, Inc.(a)	32,551
1,676	WESCO International, Inc.(a)	32,229

		140,231

Insurance - 3.6%
604	Ace Ltd.	31,964
271	American Financial Group, Inc.	6,200
122	Chubb Corp.	6,222
2,508	Hanover Insurance Group, Inc.	107,769
130	Infinity Property & Casualty Corp.	6,075
1,065	IPC Holdings Ltd.	31,843
1,774	Life Partners Holdings, Inc.	77,417
1,666	Lincoln National Corp.	31,387
5,273	Marsh & McLennan Companies, Inc.	127,976
113	Navigators Group, Inc.(a)	6,205
674	Presidential Life Corp.	6,666
117	ProAssurance Corp.(a)	6,175
2,253	Protective Life Corp.	32,331
102	RLI Corp.	6,238
160	Safety Insurance Group, Inc.	6,090
278	Selective Insurance Group, Inc.	6,375
807	Torchmark Corp.	36,073
137	Travelers Companies, Inc.	6,192
335	UnumProvident Corp.	6,231
253	Validus Holdings Ltd.(a)	6,618
196	Zenith National Insurance Corp.	6,188

		558,235

The accompanying notes are an integral part of these financial statements.
9  DIREXION EVOLUTION VP FUNDS

Evolution VP All-Cap Equity Fund
Schedule of Investments
December 31, 2008

Shares		Value

Internet & Catalog Retail - 0.8%
385	Liberty Media Corp.(a)	$6,730
1,464	NutriSystem Inc.	21,360
5,010	PetMed Express, Inc.(a)	88,326

		116,416

Internet Software & Services - 1.1%
55	Baidu.com, Inc. ADR(a)	7,181
450	Google, Inc.(a)	138,443
1,426	j2 Global Communications, Inc.(a)	28,577

		174,201

IT Services - 1.9%
3,735	Cognizant Technology Solutions Corp.(a)	67,454
231	Global Payments, Inc.(a)	7,575
299	Infosys Technologies Ltd. ADR	7,346
8,445	Tyler Technologies, Inc.(a)	101,171
2,148	Visa, Inc.	112,663

		296,209

Leisure Equipment & Products - 0.4%
3,853	Callaway Golf Co.	35,795
695	Marvel Entertainment, Inc.(a)	21,371

		57,166

Machinery - 1.8%
2,537	Barnes Group, Inc.	36,787
698	Caterpillar, Inc.	31,180
1,181	Cummins, Inc.	31,568
1,086	Dover Corp.	35,751
633	Eaton Corp.	31,466
924	Gardner Denver, Inc.(a)	21,566
306	L.B. Foster Co.(a)	9,572
704	Lincoln Electric Holdings, Inc.	35,855
1,775	Pentair, Inc.	42,014
131	Valmont Industries, Inc.(a)	8,038

		283,797

Media - 0.7%
495	Grupo Televisa S.A. ADR	7,395
13,593	New York Times Co.	99,637
335	The Walt Disney Co.(a)	7,601

		114,633

Metals & Mining - 1.6%
435	Carpenter Technology Corp.(a)	8,935
842	Cliffs Natural Resources Inc.	21,564
577	Companhia Siderurgica Nacional S.A. ADR	7,391
764	Gold Fields Ltd. ADR	7,586
2,417	Nucor Corp.	111,665
345	Olympic Steel, Inc.(a)	7,028
4,036	PAN American Silver Corp.(a)	68,895
172	Randgold Resources Ltd. ADR	7,554
184	Schnitzer Steel Industries, Inc. - Class A(a)	6,928
175	Teck Cominco Ltd.(a)	861

		248,407

Multi-Utilities & Unregulated Power - 0.5%
991	Energen Corp.	29,066
2,034	MDU Resources Group, Inc.	43,894
166	SCANA Corp.	5,909

		78,869

Oil & Gas - 1.9%
6,347	Arch Coal, Inc.	103,393
272	Knightsbridge Tankers Ltd.(a)	3,985
1,305	Petro-Canada	28,566
3,523	Petroquest Energy, Inc.(a)	23,815
2,004	Ultra Petroleum Corp.(a)	69,158
4,746	W&T Offshore, Inc.	67,963

		296,880

Oil, Gas & Consumable Fuels - 2.9%
911	Apache Corp.	67,897
284	Arena Resources, Inc.(a)	7,978
814	Cimarex Energy Co.	21,799
713	Denbury Resources, Inc.(a)	7,786
1,713	Devon Energy Corp.	112,561
3,965	Dorchester Minerals L.P.	62,924
1,525	Murphy Oil Corp.	67,634
182	Overseas Shipholding Group, Inc.(a)	7,664
309	Petroleo Brasileiro S.A. ADR	7,567
1,368	Pioneer Natural Resources Co.	22,134
747	Southwestern Energy Co.(a)	21,641
3,683	Stone Energy Corp.(a)	40,587

		448,172

Pharmaceuticals - 1.8%
243	Alcon, Inc.	21,673
10,032	American Oriental Bioengineering, Inc.(a)	68,117
891	Eli Lilly & Co.	35,881
198	GlaxoSmithKline PLC ADR	7,379
3,762	Merck & Co., Inc.	114,365
147	Novartis AG ADR	7,315
1,229	Questcor Pharmaceuticals, Inc.(a)	11,442
173	Teva Pharmaceutical Industries Ltd. ADR	7,365

		273,537

Real Estate Investment Trusts - 0.9%
366	Alexandria Real Estate Equities, Inc.	22,084
523	Health Care REIT, Inc.	22,071
1,087	LTC Properties, Inc.	22,044
787	Nationwide Health Properties, Inc.	22,603
279	Public Storage, Inc.	22,181
1,390	Urstadt Biddle Properties, Inc.	22,143

		133,126

Road & Rail - 0.7%
2,347	Union Pacific Corp.	112,187

Semiconductor & Semiconductor Equipment - 1.1%
2,735	Applied Materials, Inc.	27,705
1,288	Cymer, Inc.(a)	28,220
4,699	Diodes, Inc.(a)	28,476
1,306	Lam Research Corp.(a)	27,792

The accompanying notes are an integral part of these financial statements.
10  DIREXION EVOLUTION VP FUNDS

Evolution VP All-Cap Equity Fund
Schedule of Investments
December 31, 2008

Shares		Value

Semiconductor & Semiconductor Equipment (continued)
2,473	Maxim Integrated Products, Inc.	$28,242
3,001	Sigma Designs, Inc.(a)	28,509
920	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,268

		176,212

Software - 3.3%
1,322	Adobe Systems, Inc.(a)	28,145
1,426	Autodesk, Inc.(a)	28,021
2,076	Blackbaud, Inc.	28,026
6,060	CA, Inc.	112,292
2,762	Ebix, Inc.(a)	66,012
2,041	Informatica Corp.(a)	28,023
5,852	MICRO Systems, Inc.(a)	95,504
2,875	Microsoft Corp.	55,890
1,511	Quality Systems, Inc.	65,910
203	SAP AG ADR	7,353

		515,176

Specialty Retail - 3.2%
1,680	Abercrombie & Fitch Co. - Class A	38,758
44	Autozone, Inc.(a)	6,137
2,826	The Buckle, Inc.	61,663
4,881	Family Dollar Stores, Inc.	127,248
831	Gymboree Corp.(a)	21,681
231	Jos. A. Bank Clothiers, Inc.(a)	6,041
2,098	The Sherwin-Williams Co.	125,355
1,507	Tiffany & Co.	35,610
6,120	Volcom, Inc.(a)	66,708

		489,201

Textiles, Apparel & Luxury Goods - 0.3%
315	Coach, Inc.(a)	6,543
651	VF Corp.	35,655

		42,198

Tobacco - 2.6%
1,801	Lorillard, Inc.	101,486
2,550	Philip Morris International, Inc.	110,950
883	Reynolds American, Inc.	35,594
2,125	UST, Inc.	147,433

		395,463

Wireless Telecommunication Services - 0.2%
239	America Movil S.A. de C.V. ADR	7,407
144	China Mobile Hong Kong Ltd. ADR	7,323
280	Mobile TeleSystems ADR(a)	7,470
1,014	Vimpel-Communications ADR	7,260

		29,460

	TOTAL COMMON STOCKS (Cost $10,159,824)	$11,044,883

INVESTMENT COMPANIES - 1.0%
6,121	iShares MSCI Emerging Markets Index Fund	152,841

	TOTAL INVESTMENT COMPANIES (Cost $150,097)	$152,841

SHORT TERM INVESTMENTS - 23.5%
MONEY MARKET FUNDS - 23.5%
945,112	AIM Liquid Assets Portfolio Fund(a)	945,112
945,113	AIM STIT-STIC Prime Portfolio	945,113
783,876	Federated Prime Obligations Fund	783,876
945,113	Fidelity Institutional Money Market Portfolio	945,113

	TOTAL SHORT TERM INVESTMENTS (Cost $3,619,214)	$3,619,214

	TOTAL INVESTMENTS (Cost $13,929,135) - 96.1%	$14,816,938
	Other Assets in Excess of Liabilities - 3.9%	597,981

	TOTAL NET ASSETS - 100.0%	$15,414,919

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a) Non Income Producing

Evolution VP All-Cap Equity Fund
Short Futures Contracts
December 31, 2008

		Unrealized
Contracts		Depreciation

293	NASDAQ-100 Index E-Mini Futures	$(104,657)

	Expiring March 2009 (Underlying Face Amount at Market Value $7,093,530)

The accompanying notes are an integral part of these financial statements.
11  DIREXION EVOLUTION VP FUNDS

Statements of Assets and Liabilities
December 31, 2008

	Evolution VP	Evolution VP
	Managed Bond Fund	All-Cap Equity Fund

Assets:
Investments, at market value (Note 2)	$11,359,199	$14,816,938
Cash	530	1,171
Receivable for investments sold	459,131	1,678,654
Deposit at broker for futures	—	894,079
Dividends and interest receivable	34,615	22,801
Other Assets	101	90

Total Assets	11,853,576	17,413,733

Liabilities:
Payable for Fund shares redeemed	32,262	628
Payable for investments purchased	945,341	1,811,712
Due to broker for futures	—	81,279
Variation margin payable	—	23,377
Accrued distribution expense	2,273	3,298
Accrued advisory expense	11,137	8,281
Accrued expenses and other liabilities	44,382	70,239

Total Liabilities	1,035,395	1,998,814

Net Assets	$10,818,181	$15,414,919

Net Assets Consist Of:
Capital stock	$11,029,287	$23,572,562
Accumulated undistributed net investment income (loss)	305,927	—
Accumulated undistributed net realized gain (loss)	(1,305,152)	(8,940,789)
Net unrealized appreciation/(depreciation) on:
Investments	788,119	887,803
Futures	—	(104,657)

Total Net Assets	$10,818,181	$15,414,919

Calculation of Net Asset Value Per Share:
Net assets	$10,818,181	$15,414,919
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	557,352	1,011,681
Net asset value, redemption price and offering price per share	$19.41	$15.24

Cost of Investments	$10,571,080	$13,929,135

The accompanying notes are an integral part of these financial statements.
12  DIREXION EVOLUTION VP FUNDS

Statements of Operations
For The Year Ended December 31, 2008

	Evolution VP	Evolution VP
	Managed Bond Fund	All-Cap Equity Fund

Investment income:
Dividend income (net of foreign withholding tax of $— and $5,184, respectively)	$526,482	$257,441
Interest income	6,402	67,365

Total investment income	532,884	324,806

Expenses:
Investment advisory fees	113,478	219,773
Distribution expenses	28,369	54,943
Shareholder servicing fees	22,696	43,955
Administration fees	5,155	10,210
Fund accounting fees	11,617	37,331
Custody fees	3,067	3,233
Transfer agent fees	9,593	20,254
Professional fees	37,700	59,643
Reports to shareholders	5,599	15,864
Trustees’ fees and expenses	557	702
Other	9,172	17,155

Total expenses before reimbursement	247,003	483,063
Less: Reimbursement of expenses from Adviser	(20,047)	(43,401)

Total expenses	226,956	439,662

Net investment income (loss)	305,928	(114,856)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(549,154)	(9,605,061)
Futures	—	3,137,461

	(549,154)	(6,467,600)

Capital gain distributions from regulated investment companies	2,331	—

Change in unrealized appreciation (depreciation) on:
Investments	601,256	20,358
Futures	—	(104,657)

	601,256	(84,299)

Net realized and unrealized gain (loss) on investments	54,433	(6,551,899)

Net increase (decrease) in net assets resulting from operations	$360,361	$(6,666,755)

The accompanying notes are an integral part of these financial statements.
13  DIREXION EVOLUTION VP FUNDS

Statements of Changes in Net Assets
December 31, 2008

	Evolution VP Managed Bond Fund		Evolution VP All-Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Operations:
Net investment income (loss)	$305,928	$449,961	$(114,856)	$(78,939)
Net realized gain (loss) on investments	(549,154)	(394,686)	(6,467,600)	1,595,753
Capital gain distributions from regulated investment companies	2,331	3,333	—	—
Change in unrealized appreciation (depreciation) on investments	601,256	71,417	(84,299)	(685,109)

Net increase (decrease) in net assets resulting from operations	360,361	130,025	(6,666,755)	831,705

Distributions to shareholders:
Net investment income	(469,818)	(347,306)	—	(78,978)
Net realized gains	—	—	(2,691,024)	(1,319,400)

Total distributions	(469,818)	(347,306)	(2,691,024)	(1,398,378)

Capital share transactions:
Proceeds from shares sold	6,623,432	2,510,649	1,452,721	8,391,398
Proceeds from shares issued to holders in reinvestment of distributions	469,818	347,305	2,691,024	1,398,379
Cost of shares redeemed	(7,932,663)	(4,113,820)	(7,235,661)	(8,562,377)

Net increase in net assets resulting from capital share transactions	(839,413)	(1,255,866)	(3,091,916)	1,227,400

Total increase (decrease) in net assets	(948,870)	(1,473,147)	(12,449,695)	660,727

Net assets:
Beginning of year	11,767,051	13,240,198	27,864,614	27,203,887

End of year	$10,818,181	$11,767,051	$15,414,919	$27,864,614

Accumulated undistributed net investment income end of year	$305,927	$469,925	$—	$—

The accompanying notes are an integral part of these financial statements.
14  DIREXION EVOLUTION VP FUNDS

Financial Highlights
December 31, 2008

											RATIOS TO AVERAGE NET ASSETS
															Net
			Net Realized	Net Increase											Investment
	Net Asset	Net	and	(Decrease)	Dividends	Dividends		Net Asset			Including Short		Excluding Short		Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net	from		Value,		Net Assets,	Interest		Interest		After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Realized	Total	End	Total	End of	Total	Net	Total	Net	Reimbursement/	Turnover
Year/Period	of Year/Period	(Loss)[4]	on Investments[4]	from Operations	Income	Capital Gains	Distributions	of Year/Period	Return[9]	Year/Period (,000)	Expenses	Expenses	Expenses	Expenses	Recoupment	Rate[5]

Evolution VP Managed Bond Fund
Year ended December 31, 2008	19.64	$0.52	$0.08	$0.60	$(0.83)	—	(0.83)	$19.41	3.15%	$10,818	—	—	2.18%	2.00%	2.70%	323%
Year ended December 31, 2007	20.00	0.73	(0.51)	0.22	(0.58)	—	(0.58)	19.64	1.14%	11,767	—	—	2.06%	2.00%	3.62%	958%
Year ended December 31, 2006	19.61	0.63	(0.19)	0.44	(0.05)	—	(0.05)	20.00	2.23%	13,240	—	—	2.55%	2.00%	3.19%	954%
Year ended December 31, 2005	20.76	0.67 [6]	(1.54)	(0.87)	(0.25)	(0.03)	(0.28)	19.61	(4.19%)	4,197	4.93%	2.24%	4.69%	2.00%	3.37%[7]	978%
July 1, 2004[1] to December 31, 2004	20.00	0.32	0.44	0.76	—	—	—	20.76	3.80%[2]	754	—	—	23.17%[3]	2.00%[3]	3.19%[3]	7%[2]
Evolution VP All-Cap Equity Fund
Year ended December 31, 2008	25.19	(0.12)	(6.60)	(6.72)	—	(3.23)	(3.23)	15.24	(26.37%)	15,415	—	—	2.20%	2.00%	(0.52%)	1,796%
Year ended December 31, 2007	25.71	(0.07)	0.88	0.81	(0.08)	(1.25)	(1.33)	25.19	3.11%	27,865	—	—	1.94%	2.00%	(0.27%)	1,018%
Year ended December 31, 2006	23.12	0.11	2.83	2.94	(0.00)[8]	(0.35)	(0.35)	25.71	12.70%	27,204	—	—	2.09%	2.00%	0.44%	909%
Year ended December 31, 2005	21.06	0.03	2.03	2.06	—	—	—	23.12	9.78%	7,980	—	—	3.84%	2.00%	0.12%	1,001%
July 1, 2004[1] to December 31, 2004	20.00	(0.15)	1.21	1.06	—	—	—	21.06	5.30%[2]	1,044	—	—	20.13%[3]	2.00%[3]	(1.53%)[3]	2%[2]

[1]	Commencement of operations.

[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period/year.
[5]	Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. Each Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.
[6]	Net investment income (loss) before dividends on short positions for the year ended December 31, 2005 was $0.72 for the Evolution VP Managed Bond Fund.
[7]	The net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended December 31, 2005 was 3.60% for the Evolution VP Managed Bond Fund.
[8]	Amount less than $0.005 per share.
[9]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses.

DIREXION EVOLUTION VP FUNDS  15

Evolution VP Managed Bond Fund
Evolution VP All-Cap Equity Fund
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

1.	ORGANIZATION

Direxion Insurance Trust (the “Trust”) was organized as a Massachusetts business trust on December 28, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has three series in operation of which two are included in this report, the Evolution VP Managed Bond Fund and the Evolution VP All-Cap Equity Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts. The Evolution VP Managed Bond Fund and Evolution VP All-Cap Equity Fund commenced operations on July 1, 2004.

The objective of the Evolution VP Managed Bond Fund is to seek the highest appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including exchange traded funds (“ETFs”) and closed-end investment companies (collectively, fixed-income securities). The objective of the Evolution VP All-Cap Equity Fund is to seek the highest appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and American Depository Receipts (“ADRs”) or indirectly through securities that invest in or are a derivative of equity securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – Equity securities, ETFs, closed-end investment companies, options, futures, and options on futures are valued at their last sales price, or if not available, the average of the last bid and asked prices. Over-the-counter (“OTC”) securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price (“NOCP”). Investments in open-end mutual funds are valued at their respective net asset values on valuation date. Short- term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides valuation that in the judgment of Rafferty Asset Managements, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds were not invested in repurchase agreements at December 31, 2008.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the

16  DIREXION EVOLUTION VP FUNDS

return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund’s obligations are accrued daily (offset by any amounts owed to the funds.)

In a “long” swap agreement, the counterparty will generally agree to pay the Funds the amount, if any, by which the notional amount of swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities. The Funds will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities or other underlying securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund’s custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Funds on the notional amount are recorded as “unrealized gains or losses on swaps and futures” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps and futures.” Swap contracts are collateralized by cash, cash equivalents and securities of the Fund held as deposits at broker.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the value of the swap, plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure that each Fund has under the swap contract. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of a swap contract counterparty. In order to minimize credit risk, the Funds will attempt to enter into swap contracts with multiple counterparties. The Funds will not enter into swap agreements unless the Adviser believes that the other party to the transaction is creditworthy, the Funds do bear the risk of loss of the amount in the event of the default or bankruptcy of the agreement counterparty. The Funds have established counterparty credit guidelines and entered into transactions only with financial institutions of investment grade or better. The Funds were not invested in swap contracts at December 31, 2008.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds were not invested in short positions at December 31, 2008.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When

DIREXION EVOLUTION VP FUNDS  17

the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each series, such as Advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

k) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

The tax character of distributions for the Funds during the years ended December 31, 2008 and December 31, 2007, were as follows:

	Evolution VP Managed Bond Fund		Evolution VP All-Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Distributions paid from:
Ordinary income	$469,818	$347,306	$2,691,024	$1,326,536
Long-term capital gain	—	—	—	71,842

Total distributions paid	$469,818	$347,306	$2,691,024	$1,398,378

18  DIREXION EVOLUTION VP FUNDS

The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2008. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

As of December 31, 2008, the components of distributable earnings of the Funds on a tax basis were as follows:

	Evolution VP	Evolution VP
	Managed Bond Fund	All-Cap Equity Fund

Tax cost of investments	$10,994,820	$15,935,078
Gross unrealized appreciation	830,032	1,025,481
Gross unrealized depreciation	(465,653)	(2,143,621)

Net unrealized appreciation/(depreciation)	364,379	(1,118,140)

Undistributed ordinary income/(loss)	305,927	—
Undistributed long-term capital gain/(loss)	—	—

Total distributable earnings	305,927	—

Other accumulated gain/(loss)	(881,412)	(7,144,160)

Other Temporary Difference	—	104,657

Total accumulated earnings /(losses)	$(211,106)	$(8,157,643)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

	Accumulated	Accumulated
	Realized	Net Investment	Capital
	Gain/(Loss)	Income/(Loss)	Stock

Evolution VP Managed Bond Fund	$108	$(108)	$—
Evolution VP All-Cap Equity Fund	5,448	114,856	(120,304)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, and dividends on redemption adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31st. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year any net capital losses incurred between November 1st and the end of their fiscal year, December 31, 2008.

At December 31, 2008 the Evolution VP All-Cap Equity Fund deferred, on a tax basis, post-October losses of $1,877,201.

As of December 31, 2008, the Funds had capital loss carryforwards on a tax basis of:

	Expires
	12/31/2013	12/31/2014	12/31/2015	12/31/2016	Total

Evolution VP Managed Bond Fund	$143,203	$38,577	$280,466	$419,166	$881,412
Evolution VP All-Cap Equity Fund	—	—	—	5,162,302	5,162,302

DIREXION EVOLUTION VP FUNDS  19

To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward.

FIN 48 requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2008, open Federal and state income tax years include the tax years ended December 31, 2005 through December 31, 2008. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end December 31, 2005 through December 31, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

l) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds during the years ended December 31, 2008 and December 31, 2007 were as follows:

	Evolution VP Managed Bond Fund		Evolution VP All-Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007

Shares sold	343,607	126,197	63,755	316,075
Shares issued to holders in reinvestment of distributions	24,292	17,875	180,727	55,098
Shares redeemed	(409,572)	(207,080)	(338,874)	(323,161)

Total increase (decrease) from capital share transactions	(41,673)	(63,008)	(94,392)	48,012

4.	INVESTMENT TRANSACTIONS

During the year ended December 31, 2008, the aggregate purchases and sales of investments (excluding short-term investments) for each Fund were as follows:

	Purchases	Sales

Evolution VP Managed Bond Fund	$36,270,169	$36,992,225
Evolution VP All-Cap Equity Fund	344,226,609	345,149,495

There were no purchases or sales of long-term U.S. Government securities during the period ended December 31, 2008.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund’s average daily net assets. In addition, the Adviser has entered into a sub-advisory agreement relating to the Funds whereby the sub-adviser, Flexible Plan Investments, Ltd., will direct investment activities of the Funds. The Adviser pays, out of the management fees it receives from the Funds, a fee for these sub-advisory services. For the year ended December 31, 2008, the Adviser has contractually agreed to pay all operating expenses (excluding dividends on short positions), in excess of the

20  DIREXION EVOLUTION VP FUNDS

annual cap on expenses presented below as applied to each Fund’s average daily net assets. On November 6, 2008, the Board of Trustees approved charges to the annual expense cap of the Funds. Effective January 1, 2009 extending through December 31, 2009, the annual expense caps of the Funds increased from 2.00% to 2.35%. Additionally, the Adviser may waive fees it may otherwise normally charge the Fund. For the year ended December 31, 2008, the Fund did not voluntarily waive any additional fees. The Adviser may change, or end, any voluntary waiver at any time. The Adviser may recover from the Funds the expenses paid in excess of the annual cap on expenses (either due to the contractual or any voluntary waiver) for the three previous years, as long as the recovery does not cause the Fund to exceed such annual cap on expenses. For the year ended December 31, 2008, the Adviser paid or recouped the following expenses:

	Evolution VP	Evolution VP
	Managed	All-Cap
	Bond Fund	Equity Fund

Annual Advisory rate	1.00%	1.00%
Annual cap on expenses	2.00%	2.00%
Reimbursement of expenses from Adviser - 2008	$20,047	$43,401

Expenses subject to potential recovery expiring in:

	Evolution VP	Evolution VP
	Managed	All-Cap
	Bond Fund	Equity Fund

2009	$49,690	$16,813
2010	$8,065	$—
2011	$20,047	$43,401

Total	$77,802	$60,214

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Fund’s shares. There were no Rule 12b-1 fees retained by the Distributor for the year ended December 31, 2008. The Distributor is an affiliate of the Advisor.

Distribution Expenses: Shares of the Evolution VP Managed Bond and the Evolution VP All-Cap Equity Funds are subject to an annual Rule 12b-1 fee of up to .25% of Fund’s average daily net assets. During the year ended December 31, 2008, the Evolution VP Managed Bond Fund and the Evolution VP All-Cap Equity Fund incurred expenses of $28,369 and $54,943, respectively, under Rule 12b-1. The fee is paid to the insurance company of the plan sponsor (i.e. various enrolled employers) for distribution-related activities on behalf of the funds.

Shareholder Servicing Fees: The Board has authorized each Fund to pay a shareholder servicing fee of 0.20% of the Fund’s average daily net assets. During the year ended December 31, 2008, the Evolution VP Managed Bond Fund and the Evolution VP All-Cap Equity Fund incurred expenses of $22,696 and $43,955, respectively, for shareholder servicing fees. The Trust, on behalf of each Fund, pays the fee to the insurance company of the plan sponsor for the servicing of shareholder accounts.

DIREXION EVOLUTION VP FUNDS  21

6.	FINANCIAL ACCOUNTING STANDARDS BOARD STANDARD NO. 157

In September 2006, FASB issued its Statement on Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds have adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities,
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Evolution VP Managed Bond Fund		Evolution VP All-Cap Equity Fund
	Investments in		Investments in	Other Financial
	Securities	Other Financial	Securities	Instruments*
Description	(Asset)	Instruments*	(Asset)	(Liability)

Level 1 — Quoted prices	$11,359,199	$—	$14,816,938	$(104,657)
Level 2 — Other significant observable inputs	—	—	—	—
Level 3 — Significant unobservable inputs	—	—	—	—

Total	$11,359,199	$—	$14,816,938	$(104,657)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

7.	NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued its Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). This standard is intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivatives instruments, b) how derivatives instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

22  DIREXION EVOLUTION VP FUNDS

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of Direxion Insurance Trust:

We have audited the accompanying statements of assets and liabilities of the Evolution VP Managed Bond Fund and Evolution VP All-Cap Equity Fund (two of the series constituting Direxion Insurance Trust) (the “Funds”), including the schedules of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evolution VP Managed Bond Fund and Evolution VP All-Cap Equity Fund at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from July 1, 2004 (commencement of operations) to December 31, 2004 in conformity with U.S. generally accepted accounting principles.

February 25, 2009
Milwaukee, Wisconsin

DIREXION EVOLUTION VP FUNDS  23

Additional Information
(Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was as follows:

Evolution VP Managed Bond Fund	58.78%
Evolution VP All Cap Equity Fund	12.60%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2008 was as follows:

Evolution VP Managed Bond Fund	59.40%
Evolution VP All Cap Equity Fund	4.20%

24  DIREXION EVOLUTION VP FUNDS

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustee and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
	Position(s)	Term of Office		in Direxion Complex	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Lawrence C. Rafferty(1) Age: 66	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	109	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
		Term of Office		in Direxion Complex	Other Trusteeships/
	Position(s) Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel J. Byrne Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	109	Trustee, The Opening Word Program, Wyandanch, New York

Gerald E. Shanley III Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979-present.	109	None

John Weisser Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	109	MainStay VP Series Fund, Inc.

DIREXION EVOLUTION VP FUNDS  25

Direxion Funds
TRUSTEES AND OFFICERS

Officers

# of Portfolios
		Term of Office		in Direxion Complex	Other Trusteeships/
	Position(s) Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel D. O’Neill Age: 40	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

William Franca Age: 52	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

Peter Wilson Age: 31	Chief Compliance Officer	One Year; Since 2008	Director, Alaric Compliance Services, LLC, 2004 – present; Attorney, US Army JAG Corps, 2003-2007.	N/A	N/A

Guy F. Talarico Age: 53	Principal Financial Officer	One Year; Since 2008	CEO, Alaric Compliance Services LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.	N/A	N/A

Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Secretary	One Year; Since 2004	Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997 – present; formerly, Chief Financial Officer, Quasar Distributors, LLC, 2000-2003.	N/A	N/A

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 32 portfolios of the 32 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC and the Direxion ETF Trust which currently offers for sale to the public 8 of the 32 funds currently registered with the SEC.

The address for all trustees and officers except Eric W. Falkeis is 33 Whitehall St., New York, NY 10004.

26  DIREXION EVOLUTION VP FUNDS

Investment Advisory and Subadvisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 13, 2008 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Insurance Trust (the “Trust”) on behalf of the Evolution VP Managed Bond Fund and Evolution VP All-Cap Equity Fund (each, a “Fund” and collectively, the “Funds”); and (2) the Subadvisory Agreement between Rafferty and Flexible Plan Investments, Inc. (“Flexible”) on behalf of the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement or Subadvisory Agreement and each Trustee may have afforded different weight to the various factors.

In determining whether to approve the continuance of the Advisory Agreement and Subadvisory Agreement (collectively, the “Agreements”), the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise. While the Agreements for both Funds were considered at the same Board meeting, the Board considered each Fund’s investment advisory and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund to the extent applicable; (3) the cost to Rafferty or Flexible for providing services and the profitability of the advisory business to Rafferty or Flexible, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and, in certain cases, Flexible, with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived by Rafferty or Flexible from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty had enhanced the compliance programs of the Trust by utilizing the services of an independent compliance consulting firm and that a report from the chief compliance officer is provided to the Board at its regularly scheduled quarterly Board meetings. The Board noted Rafferty’s marketing and distribution efforts, including offering additional investment options to shareholders through the creation of new funds and promoting the Funds through new broker and platform relationships. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers and Flexible.

Regarding the Subadvisory Agreement with Flexible, the Board noted that Flexible utilizes those Funds it subadvises as the primary investments for its separate account clients. The Board also noted that there would be no change in the services provided by Flexible.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Advisory Agreement and Flexible under the Subadvisory Agreement were fair and reasonable.

Performance of the Funds.  Unless otherwise noted, the Board evaluated the performance of each Fund compared to its benchmark index for monthly periods and the year-to-date period ended July 31, 2008, and the average performance of the relevant Lipper fund universe for various monthly periods and the year-to-date period ended July 31, 2008. Although the Board received monthly performance reports for its consideration, the Board generally assigned more weight to the longer-term performance of the Funds.

With respect to the Evolution VP Managed Bond Fund, the Board considered that, as of June 30, 2008: (1) the Fund outperformed its benchmark index for the one-month, six-month and one-year periods, but underperformed for the three-month period; and (2) the Fund outperformed the average of the relevant Lipper fund universe for the one-month and six-month periods, but underperformed for the three-month and one-year periods. With respect to the Evolution VP All-Cap Equity Fund, the Board considered that: (1) the Fund outperformed its benchmark index for the year-to-date period; and (2) the Fund underperformed the average of the relevant Lipper fund universe for the one-month and one-year periods, but

DIREXION EVOLUTION VP FUNDS  27

outperformed for the three-month, six-month and three-year periods. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, each Fund’s performance was reasonable.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. With respect to the Funds, the Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fees for each of the Funds is similar to and, in some cases lower than, the advisory fees for the comparable fund groups. The Board also considered that the total expense ratio for each Fund is generally higher than comparable funds. However, Rafferty indicated that the comparable fund groups generally have higher asset levels, which account in part for their lower total expense ratios. The Board also noted that Rafferty does not have any non-mutual fund clients, except for one hedge fund client. In this connection, the Board considered that Rafferty charges higher fees for that hedge fund compared to the advisory fees of the Funds. The Board also considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for each Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Advisory Agreement were fair and reasonable.

In considering the fees paid by Rafferty to Flexible, the Board considered Rafferty’s representation that the fees and expenses generally are higher than industry averages. However, Rafferty explained that, in certain cases, the Funds help to lower the overall fees paid by Flexible’s clients. The Board also noted that, in some cases, Flexible uses the fees it receives from the Funds to reduce the asset-based fees it charges clients for providing investment advisory services. The Board also noted that Rafferty negotiated the lowest fee that Flexible charges for comparable client accounts. With respect to each Fund, the Board considered Flexible’s profits for its services to the extent such information was provided. In this regard, the Board noted Flexible’s representation that it did not earn any pre- or post-tax profits with respect to its services to the Funds.

Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing its sales and marketing efforts in order to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints was not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Funds has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. The Board also considered that Flexible has greater access to certain trust platforms due to its subadvisory services to the Funds. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

28  DIREXION EVOLUTION VP FUNDS

ANNUAL REPORT DECEMBER 31, 2008

Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Sub-Advisor
Flexible Plan Investments, Ltd.
3883 Telegraph Road
Bloomfield Hills, MI 48302

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
875 E. Wisconsin Ave.
Milwaukee, WI 53202

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, by accessing the SEC’s website, at www.sec.gov., or by calling the SEC at 1-800-SEC-0330

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Direxion Insurance Trust

ANNUAL REPORT DECEMBER 31, 2008

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Dynamic VP HY Bond Fund

Letter to Shareholders	2

Performance Summary	3

Expense Example	4

Allocation of Portfolio Holdings	5

Schedule of Investments	6

Financial Statements	7

Financial Highlights	10

Notes to the Financial Statements	11

Report of Independent Registered Public Accounting Firm	18

Information on Board of Trustees and Officers	19

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Funds covers the period of January 1, 2008 to December 31, 2008 (the “Annual Period”). The Dynamic VP HY Bond Fund (the “Fund”) investment objective is to seek to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower quality debt instruments. For the Annual Period, the Fund returned −9.98% on a total return basis compared with a return of −28.84% for the Lipper High Yield Bond Fund Index. During the Annual Period, the Fund was generally exposed to the credit markets using a credit derivative index. Volatility in the financial markets and a developing credit crunch negatively affected the performance of the Fund outright. A relatively conservative weighting in the credit derivative index, however, benefited the fund on a relative basis versus its peers. Additionally, out-performance was generally attributable to a lack of interest rate exposure and strong relative performance of the credit derivative index. Positive performance of the Fund was driven by rallies in the credit derivative index. Income in the Fund was generally achieved by investing cash in a combination of high quality overnight repurchase agreements and coupon payments from the credit derivative index.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Sincerely,

Daniel O’Neill	Guy Talarico
Chief Executive Officer	Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the Dynamic VP HY Bond Fund is 1.75%, net of any fee, waivers or expense reimbursements.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. Investors considering an investment may obtain a prospectus by calling 1-800-851-0511. Investors should read the prospectus carefully for more complete information, including charges, expenses, objectives, and additional risks, before investing.

Distributed by: Rafferty Capital Markets
Date of First Use: February 27, 2009

Dynamic VP HY Bond Fund
February 1, 20051 - December 31, 2008

	Average Annual Total Return[3]
			Since
	1 Year	3 Year	Inception[1]

Dynamic VP HY Bond Fund	(9.98)%	(2.07)%	(1.21)%
Barclays Capital Aggregate Bond Index[2]	5.24%	5.51%	4.67%
Lipper High Yield Bond Funds Index	(28.84)%	(7.15)%	(4.74)%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital Aggregate Bond Index and the Lipper High Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC, waived and/or recouped fees for various expenses. Had these waivers and/or recoupments not been in effect, performance during the current period would have been lower.

The performance data quoted represents past performance; past performance does not guarantee future results.

Market Exposure

% of
Investment Type	Net Assets

Swap Contracts	27.8%

Total Exposure	27.8%

“Market Exposure” includes the value of total investments (including the notional amount, upfront payments, and any unrealized appreciation of swaps) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations was February 1, 2005.
[2]	Formerly Lehman Aggregate Bond Index.
[3]	As of December 31, 2008.

DIREXION DYNAMIC VP HY BOND FUND  3

Expense Example
December 31, 2008 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2008 — December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4  DIREXION DYNAMIC VP HY BOND FUND

Expense Example Tables
December 31, 2008 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	July 1, 2008	December 31, 2008	Period[2]

Dynamic VP HY Bond Fund
Based on actual fund return	2.02%	$1,000.00	$949.70	$9.90
Based on hypothetical 5% return	2.02%	1,000.00	1,014.98	10.23

[1]	Annualized ratio of net expenses incurred in the most recent fiscal half-year.
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 366.

Allocation of Portfolio Holdings
December 31, 2008 (Unaudited)

	Cash*	Swaps**		Total
Dynamic VP HY Bond Fund	100%	0	%***	100%

*	Cash, cash equivalents and other assets less liabilities.
**	Allocated by unrealized appreciation/depreciation.
***	Percentage is less than 0.5%.

DIREXION DYNAMIC VP HY BOND FUND  5

Dynamic VP HY Bond Fund
Schedule of Investments
December 31, 2008

Shares		Value

SHORT TERM INVESTMENTS - 96.1%
MONEY MARKET FUNDS - 96.1%
11,338,549	Dreyfus Government Cash Management	$11,338,549
11,338,549	Evergreen Institutional U.S. Government Money Market Fund	11,338,549
11,338,549	Federated Prime Obligations Fund	11,338,549
1,134,314	Fidelity Institutional Money Market Portfolio	1,134,314
11,378,622	Goldman Sachs Financial Square Government Fund	11,378,622
11,338,549	SEI Daily Income Trust Government Fund	11,338,549

	TOTAL SHORT TERM INVESTMENTS (Cost $57,867,132)	$57,867,132

	TOTAL INVESTMENTS (Cost $57,867,132) — 96.1%	$57,867,132
	Other Assets in Excess of Liabilities - 3.9%	2,320,195

	TOTAL NET ASSETS - 100.0%	$60,187,327

Percentages are stated as a percent of net assets.

Dynamic VP HY Bond Fund
Credit Default Swap Contracts — Sell Protection1
December 31, 2008

						Upfront
		Implied				Payments
		Credit	Receive	Termination	Notional	Paid	Unrealized
Counterparty	Reference Entity	Spread[2]	Fixed Rate	Date	Amount[3]	(Received)	Appreciation

Bank of America	CDX North America High Yield Index	11.46%	5.00%	12/20/2013	$7,150,000	$(1,556,781)	$122,513
Barclays Capital	CDX North America High Yield Index	11.46%	5.00%	12/20/2013	5,000,000	(1,150,938)	151,188
Goldman Sachs & Co.	CDX North America High Yield Index	11.46%	5.00%	12/20/2013	8,800,000	(1,760,000)	440

					$20,950,000	$(4,467,719)	$274,141

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
[3]	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.
6  DIREXION DYNAMIC VP HY BOND FUND

Statement of Assets and Liabilities
December 31, 2008

Dynamic
VP HY Bond Fund

Assets:
Investments, at market value (Note 2)	$57,867,132
Cash	200,655
Receivable for Fund shares sold	476,006
Deposit at broker for swaps	3,560,000
Swap payments receivable	2,500,000
Unrealized appreciation on swaps	274,141
Interest receivable	18,724

Total Assets	64,896,658

Liabilities:
Payable for Fund shares redeemed	157,084
Swap payments received	4,467,719
Accrued distribution expense	4,222
Accrued advisory expense	6,932
Accrued expenses and other liabilities	73,374

Total Liabilities	4,709,331

Net Assets	$60,187,327

Net Assets Consist Of:
Capital stock	$62,214,410
Accumulated undistributed net investment income	703,018
Accumulated undistributed net realized gain (loss)	(3,004,242)
Net unrealized appreciation/(depreciation) on:
Investments	—
Swaps	274,141

Total Net Assets	$60,187,327

Calculation of Net Asset Value Per Share:
Net assets	$60,187,327
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	3,677,629
Net asset value, redemption price and offering price per share	$16.37

Cost of Investments	$57,867,132

The accompanying notes are an integral part of these financial statements.
7  DIREXION DYNAMIC VP HY BOND FUND

Statement of Operations
For the Year Ended December 31, 2008

Dynamic
VP HY Bond Fund

Investment income:
Dividend income	$110
Interest income	365,915

Total investment income	366,025

Expenses:
Investment advisory fees	109,408
Distribution expenses	36,469
Shareholder servicing fees	29,175
Administration fees	7,297
Fund accounting fees	17,281
Custody fees	2,634
Transfer agent fees	11,925
Professional fees	41,156
Reports to shareholders	20,276
Trustees’ fees and expenses	585
Other	5,108

Total expenses before reimbursement	281,314
Less: Reimbursement of expenses from Adviser	(26,098)

Total expenses	255,216

Net investment income	110,809

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(43,891)
Futures	(51,947)
Swaps	(1,216,746)
Contributions by affiliates (Note 5)	31,151

(1,281,433)

Change in unrealized appreciation (depreciation) on:
Investments	4,914
Swaps	566,121

571,035

Net realized and unrealized gain on investments	(710,398)

Net decrease in net assets resulting from operations	$(599,589)

The accompanying notes are an integral part of these financial statements.
8  DIREXION DYNAMIC VP HY BOND FUND

Statements of Changes in Net Assets
December 31, 2008

	Dynamic VP HY Bond Fund
	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Operations:
Net investment income	$110,809	$1,246,592
Net realized gain (loss) on investments	(1,281,433)	511,232
Change in unrealized appreciation (depreciation) on investments	571,035	(1,737,756)

Net increase (decrease) in net assets resulting from operations	(599,589)	20,068

Distributions to shareholders:
Net investment income	(846,466)	(1,258,795)

Total distributions	(846,466)	(1,258,795)

Capital share transactions:
Proceeds from shares sold	160,032,560	97,181,701
Proceeds from shares issued to holders in reinvestment of distributions	846,466	1,258,795
Cost of shares redeemed	(121,404,201)	(119,748,425)

Net increase (decrease) in net assets resulting from beneficial interest transactions	39,474,825	(21,307,929)

Total increase (decrease) in net assets	38,028,770	(22,546,656)

Net assets:
Beginning of year	22,158,557	44,705,213

End of year	$60,187,327	$22,158,557

Accumulated undistributed net investment income, end of year/period	$703,018	$1,064,614

The accompanying notes are an integral part of these financial statements.
9  DIREXION DYNAMIC VP HY BOND FUND

Financial Highlights
December 31, 2008

										RATIOS TO AVERAGE NET ASSETS
												Net
			Net Realized	Net Increase								Investment
	Net Asset	Net	and	(Decrease)	Dividends		Net Asset					Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net		Value,		Net Assets,			After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Total	End	Total	End of	Total	Net	Reimbursement/	Turnover
Year/Period	of Year/Period	(Loss)[4]	on Investments[4]	from Operations	Income	Distributions	of Year/Period	Return[6]	Year/Period (,000)	Expenses	Expenses	Recoupment	Rate[5]

Dynamic VP HY Bond Fund
Year ended December 31, 2008	$19.52	$0.13	$(2.05)	$(1.92)	$(1.23)	$(1.23)	$16.37	(9.98%)[7]	$60,187	1.93%	1.75%	0.76%	50%
Year ended December 31, 2007	20.43	0.81	(1.16)	(0.35)	(0.56)	(0.56)	19.52	(1.77%)	22,159	1.63%	1.63%	3.95%	145%
Year ended December 31, 2006	20.05	0.96	0.27	1.23	(0.85)	(0.85)	20.43	6.21%	44,705	1.68%	1.67%	4.75%	538%
February 1, 2005[1] to December 31, 2005	20.00	0.90	(0.60)	0.30	(0.25)	(0.25)	20.05	1.50%[2]	35,144	1.94%[3]	1.74%[3]	4.98%[3]	654%[2]

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period/year.
[5]	Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.
[6]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses.
[7]	The Adviser made a contribution due to trading error. If the contribution had not been made, the total return would have been lower by 0.07%.

10  DIREXION DYNAMIC VP HY BOND FUND

Dynamic VP HY Bond Fund
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008

1.	ORGANIZATION

Direxion Insurance Trust (the “Trust”) was organized as a Massachusetts business trust on December 28, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has three series in operation of which the Dynamic VP HY Bond Fund (the “Fund”) is included in this report. The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts. The Dynamic VP HY Bond Fund commenced operations on February 1, 2005.

The objective of the Dynamic VP HY Bond Fund is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

a) Investment Valuation – Equity securities, exchange-traded funds, options, futures, and options on futures are valued at their last sales price, or if not available, the average of the last bid and asked prices. Over-the-counter (“OTC”) securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price (“NOCP”). Investments in open-end mutual funds are valued at their respective net asset values on the valuation dates. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Managements, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund was not invested in repurchase agreements at December 31, 2008.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of

DIREXION DYNAMIC VP HY BOND FUND  11

interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities or other underlying securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund’s custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps and futures” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps and futures.” Swap contracts are collateralized by the securities and cash of each particular Fund.

The Fund may enter into credit default swaps. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event a credit event occurs, typically a default by a corporate issuer on its debt obligation. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. The stream of payments is recorded as an unrealized gain or loss and adjusted to include up-front payments paid or received by the Fund recorded as a component of unrealized gain or loss on swaps, and/or interest associated with the agreement until the swap is sold or expires, at which point the cumulative stream of payments is recognized as a component of realized gain or loss. A credit index consists of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset based securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds because entering into credit default swaps on indices is less expensive than buying many credit default swaps. Credit default swaps on indices are benchmarks for protecting investors owning bonds against defaults, and traders use them to speculate on changes in credit quality of bonds.

The maximum potential amount of future payments that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the swap. Notional amount of all credit default swaps outstanding as of December 31, 2008 are disclosed in the footnotes to the Schedule of Investments. These

12  DIREXION DYNAMIC VP HY BOND FUND

potential amounts would be partially offset by any recovery value of respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Dynamic VP HY Bond Fund has entered into swap agreements with three counterparties: Goldman Sachs, Barclays, and Bank of America in which the fund sold protection on a credit default swap index, the Dow Jones CDX North America High Yield Index (the “CDX”). The CDX is a completely standardized credit security and is composed of 100 non-investment grade entities (“reference entities”), distributed among three sub-indices: B, BB, and HB. The composition of the CDX and each sub-index is determined by a consortium of 16 member banks. All entities are domiciled in North America. CDX indices roll every 6 months in March and September. The CDX is providing credit protection to the counterparties of the respective credit default swap agreements in exchange for a fixed interest rate payment received by the Fund from the counterparties. Therefore, there is credit risk with respect to the referenced entities of these credit default swap agreements. If a credit event occurs to a referenced entity, the Fund’s principal amount in the CDX will be reduced by its pro-rata interest in the respective credit default swap agreement. A credit event may include a failure to pay interest or principal, bankruptcy, or restructuring, by any of the 100 reference entities in the CDX. Any recoverable amounts of the liquidation of the referenced entity will be allocated pro rata to the holders of the CDX.

The Fund, by entering into the credit default swap agreements on the CDX, is providing credit protection to the counterparties of the respective credit default swap agreements in exchange for a fixed interest rate payment received by the Fund from the counterparties. Therefore, there is credit risk to the Fund with respect to the referenced entities of the CDX covered by these credit default swap agreements. If a credit event occurs to a referenced entity, the Fund will be required to make a payment to the counterparties under the respective credit default swap agreement. A credit event may include a failure to pay interest or principal, bankruptcy, or restructuring, by any of the 100 reference entities in the CDX.

The Fund has adopted FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment risk of a guarantee.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. There was no short position held by the Funds at December 31, 2008.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

DIREXION DYNAMIC VP HY BOND FUND  13

The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts, and short positions.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

g) Security Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market mutual funds is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to each series, such as Advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions for the Dynamic VP HY Bond Fund during the years ended December 31, 2008 and December 31, 2007, were as follows:

	Dynamic VP HY Bond Fund
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Distributions paid from:
Ordinary income	$846,466	$1,258,795
Long-term capital gain	—	—

Total distributions paid	$846,466	$1,258,795

As of December 31, 2008, the components of distributable earnings of the Fund on a tax basis were as follows:

Dynamic
VP HY Bond Fund

Tax cost of investments	$57,867,132

Gross unrealized appreciation	—
Gross unrealized depreciation	—

Net unrealized appreciation/(depreciation)	—

Undistributed ordinary income/(loss)	977,159
Undistributed long-term capital gain	—

Total distributable earnings	977,159

Other accumulated gain/(loss)	(3,004,242)

Total accumulated earnings/(loss)	$(2,027,083)

14  DIREXION DYNAMIC VP HY BOND FUND

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

Accumulated Realized	Accumulated Net
Gain/(Loss)	Investment Income/(Loss)	Capital Stock
$(374,062)	$374,061	$1

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences in financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to swap contracts, foreign exchange, and advisor contributions.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31st. In connection with this, the Fund is permitted for tax purposes to defer into their next fiscal year any net capital losses incurred between November 1st and the end of their fiscal year, December 31, 2008. At December 31, 2008 the Fund deferred, on a tax basis, post-October losses of $100,448.

As of December 31, 2008, the Dynamic VP HY Bond Fund had capital loss carryforwards on a tax basis of:

Expires
12/31/2013	12/31/2014	12/31/2015	12/31/2016	Total
$203,531	$304,289	$—	$2,395,974	$2,903,794

To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

FIN 48 requires the Fund to analyze all open tax years. Open tax years are those years that are open for examination by the relevant taxing authority. As of December 31, 2008, open Federal and state income taxes include the tax years ended December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-ends December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

k) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting. Actual results could differ from those estimates.

DIREXION DYNAMIC VP HY BOND FUND  15

3.	CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Dynamic VP HY Bond Fund during the years ended December 31, 2008 and December 31, 2007 were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Shares sold	9,260,284	4,848,453
Shares issued to holders in reinvestment of distributions	47,943	61,965
Shares redeemed	(6,765,587)	(5,963,395)

Total increase (decrease) from capital share transactions	2,542,640	(1,052,977)

4.	INVESTMENT TRANSACTIONS

During the year ended December 31, 2008, the aggregate purchases and sales of investments (excluding short-term investments) for the Fund were as follows:

	Purchases	Sales

Dynamic VP HY Bond Fund	$83,085	$623,635

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 2008.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to the Fund’s average daily net assets. For the year ended December 31, 2008, the Adviser contractually has agreed to pay all operating expenses (excluding dividends on short positions), in excess of the annual cap on expenses presented below as applied to the Fund’s average daily net assets. On November 6, 2008, the Board of Trustees approved a change to the annual expense cap of the Fund. Effective January 1, 2009 and extending through December 31, 2009, the annual expense cap of the Fund increased from 1.75% to 1.95%. Additionally, the Adviser may waive fees it may otherwise normally charge the Fund. For the year ended December 31, 2008, the Fund did not voluntarily waive any additional fees. The Adviser may change, or end, any voluntary waiver at any time. The Adviser may recover from the Fund the expenses paid in excess of the annual cap on expenses (either due to the contractual or any voluntary waiver) for the three previous years, as long as the recovery does not cause the Fund to exceed such annual cap on expenses. For the year ended December 31, 2008, the Adviser paid or recouped the following expenses:

Dynamic
VP HY Bond Fund

Annual Advisory rate	0.75%
Annual cap on expenses	1.75%
Reimbursement of expenses from Adviser - 2008	$26,098
Adviser expense waiver recovery - 2008	$—

Remaining expenses subject to potential recovery expiring in:

Dynamic
VP HY Bond Fund

2009	$—
2010	$—
2011	$26,098

Total	$26,098

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

16  DIREXION DYNAMIC VP HY BOND FUND

Distribution Expenses: The shares of the Dynamic VP HY Bond Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of Fund’s average daily net assets. The fee is paid to the insurance company of the plan sponsor (i.e. various enrolled employers) for expenses incurred for distribution-related activities, on behalf of the Funds.

Shareholder Servicing Fees: The Board has also authorized the Fund to pay a shareholder servicing fee of 0.20% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, pays the fee to the insurance company of the plan sponsor who provides services for and maintain shareholder accounts.

A trading error of $31,151 occurred on a variance swap contract which was held in the Dynamic VP HY Bond Fund. The Adviser reimbursed the Fund for this loss. This amount is reflected on the Statement of Operations as contribution by affiliates, and in the Financial Highlights.

6.	FINANCIAL ACCOUNTING STANDARDS BOARD STANDARD NO. 157

In September 2006, FASB issued its Statement on Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds have adopted FAS 157 effective January 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities,
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Dynamic VP HY Bond Fund
	Investments	Other Financial
	in Securities	Instruments*
Description	(Asset)	(Asset)

Level 1 — Quoted prices	$57,867,132	$—
Level 2 — Other significant observable inputs	—	274,141
Level 3 — Significant unobservable inputs	—	—

Total	$57,867,132	$274,141

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

7.	NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued its Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). This standard is intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivatives instruments, b) how derivatives instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

DIREXION DYNAMIC VP HY BOND FUND  17

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of Direxion Insurance Trust:

We have audited the accompanying statement of assets and liabilities of Dynamic VP HY Bond Fund (one of the series constituting Direxion Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 1, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dynamic VP HY Bond Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 1, 2005 (commencement of operations) to December 31, 2005 in conformity with U.S. generally accepted accounting principles.

February 25, 2009
Milwaukee, Wisconsin

18  DIREXION DYNAMIC VP HY BOND FUND

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustee and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
		Term of Office		Complex
	Position(s) Held with	and Length of	Principal Occupation(s)	Overseen by	Other Trusteeships/
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	Directorships Held by Trustee

Lawrence C. Rafferty(1)
Age: 66	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	109	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
		Term of Office		Complex	Other Trusteeships/
		and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Position(s) Held with Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel J. Byrne
Age: 64	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	109	Trustee, The Opening Word Program, Wyandanch, New York

Gerald E. Shanley III Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979-present.	109	None

John Weisser
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	109	MainStay VP Series Fund, Inc.

DIREXION DYNAMIC VP HY BOND FUND  19

Direxion Funds
TRUSTEES AND OFFICERS

Officers

# of Portfolios
		Term of Office		in Direxion Complex	Other Trusteeships/
		and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Position(s) Held with Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel D. O’Neill
Age: 40	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

William Franca
Age: 52	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

Peter Wilson
Age: 31	Chief Compliance Officer	One Year; Since 2008	Director, Alaric Compliance Services, LLC, 2004 – present; Attorney, US Army JAG Corps, 2003-2007.	N/A	N/A

Guy F. Talarico
Age: 53	Principal Financial Officer	One Year; Since 2008	CEO, Alaric Compliance Services LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.	N/A	N/A

Eric W. Falkeis 615 East Michigan Street
Milwaukee, WI 53202 Age: 36	Secretary	One Year; Since 2004	Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC, 2000-2003.	N/A	N/A

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 32 portfolios of the 32 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC and the Direxion ETF Trust which currently offers for sale to the public 8 of the 32 funds currently registered with the SEC.

The address for all trustees and officers except Eric W. Falkeis is 33 Whitehall St., New York, NY 10004.

20  DIREXION DYNAMIC VP HY BOND FUND

Investment Advisory Agreement Approval (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 13, 2008 Board meeting in renewing the Advisory Agreement (“Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Insurance Trust (the “Trust”) on behalf of the Dynamic VP HY Bond Fund (“Fund”). The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

In determining whether to approve the continuance of the Agreement, the Board considered the best interests of the Fund. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise. The Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund to the extent applicable; (3) the cost to Rafferty for providing services and the profitability of the advisory business to Rafferty, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived by Rafferty from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Fund. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty had enhanced the compliance programs of the Trust by utilizing the services of an independent compliance consulting firm and that a report from the chief compliance officer is provided to the Board at its regularly scheduled quarterly Board meetings. The Board noted Rafferty’s marketing and distribution efforts, including offering additional investment options to shareholders through the creation of new funds and promoting the Fund through new broker and platform relationships. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Fund under the Agreement were fair and reasonable.

Performance of the Fund.  The Board also evaluated the performance of the Fund to the average performance of the relevant Lipper funds universe for the one-, three- and six-month periods ended July 31, 2008. The Board considered management’s description of the performance of the Fund in monthly performance reports, which reflected recent out-performance of its benchmark index. Although the Board received monthly performance reports for its consideration, the Board generally assigned more weight to the longer-term performance of the Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the Fund’s performance was reasonable.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since the Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fees for the Fund is similar to and, in some cases lower than, the advisory fees for the comparable fund groups. The Board also considered that the total expense ratio for the Fund is generally higher than comparable funds. However, Rafferty indicated that the comparable fund groups generally have higher asset levels, which account in part for their lower total expense ratios. The Board also noted that Rafferty does not have any non-mutual fund clients, except for one hedge fund client. In this connection, the Board considered that Rafferty charges higher fees for that hedge fund compared to the advisory fees of the Fund. The Board also considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for the Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

DIREXION DYNAMIC VP HY BOND FUND  21

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing its sales and marketing efforts in order to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints was not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Fund has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Fund was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

22  DIREXION DYNAMIC VP HY BOND FUND

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Direxion Insurance Trust

ANNUAL REPORT DECEMBER 31, 2008

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Investment Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholding Servicing
Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
857 E. Wisconsin Ave.
Milwaukee, WI 53202

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, by accessing the SEC’s website, at www.sec.gov., or by calling the SEC at 1-800-SEC-0330

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2008	FYE 12/31/2007

Audit Fees	$92,400	$60,000
Audit-Related Fees	—	—
Tax Fees	12,600	12,600
All Other Fees	—	—
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007

Registrant	—	—
Registrant’s Investment Adviser	—	—
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s Chief Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Insurance Trust

By (Signature and Title)*	/s/ Daniel D. O’Neill

Daniel D. O’Neill, Chief Executive Officer

Date March 6, 2009
      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel D. O’Neill

Daniel D. O’Neill, Chief Executive Officer

Date March 6, 2009

By (Signature and Title)*	/s/ Guy Talarico

Guy Talarico, Principal Financial Officer

Date March 4, 2009

*	Print the name and title of each signing officer under his or her signature.